Offerings - Offering: 1	Aug. 05, 2025 USD ($)
Offering:
Fee Previously Paid	false
Transaction Valuation	$ 69,607,758
Fee Rate	0.01531%
Amount of Registration Fee	$ 10,656.95
Offering Note
(1)
Calculated as the aggregate maximum purchase price for shares of beneficial interest, based upon the net asset value per share as of June 30, 2025, of $26.90. This amount is based upon the offer to purchase up to 2,587,649 common shares of beneficial interest, par value $0.01 per share, of T. Rowe Price OHA Select Private Credit Fund.

(2)
Calculated at $153.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2025.